                                                                   EXHIBIT 10(d)

                                RATE SCHEDULE FT
                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                           CONTRACT NO.  T-FTS-01335O


     THIS AGREEMENT is made effective as of the 1st day of December, 1993, by and between:

     TRUNKLINE GAS COMPANY, (hereinafter called "Trunkline"), a Delaware Corporation,

                                       and

     THE PEOPLES GAS LIGHT AND COKE COMPANY (hereinafter called "Shipper").


Shipper represents and warrants that Shipper conforms to the requirements of 18 C.F.R.

Section 284.102     (284B - Intrastate Pipelines or
                    Local Distribution Companies)
                                                                 -------------
Section 284.222     (284G - Interstate Pipelines)
                                                                 -------------
Section 284.223     (284G - Others)                                    X
                                                                 -------------
In consideration of the mutual covenants and agreements as herein set forth, both Trunkline and Shipper covenant and agree as follows:

                               ARTICLE 1 - SERVICE

     Trunkline agrees to receive at the Points of Receipt and deliver at the Points of Delivery, on a firm basis, Quantities of Natural Gas up to the following daily Quantity (Dt), which shall constitute the Maximum Daily
Quantity:

                                  60,000 (Dt).

     The Maximum Daily Quantity is stated in delivered Quantities, for which received Quantities must be adjusted for fuel usage and lost or unaccounted for Gas as set out in the then-effective, applicable rates and charges under Trunkline's Rate Schedule FT.

     Exhibit A hereto states the Points of Receipt and Points of Delivery. Exhibit A may be revised from time to time by written agreement between Trunkline and Shipper and, as may be revised, is by this reference incorporated in its entirety into this Agreement and made an integral part hereof. Shipper's Maximum Daily Quantity shall be assigned among the primary Points of Receipt set out on Exhibit A, as well as among the primary Points of Delivery set out on Exhibit A. Such assignment may be changed, subject to the availability of capacity, in accordance with the General Terms and Conditions.

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT


                                ARTICLE 2 - TERM

     The term of this Agreement shall commence on 12/01/1993 and shall remain effective for a primary term of 5 year(s) and thereafter shall continue in effect until terminated by Trunkline or Shipper upon at least six (6) months prior written notice to the other, as of any date not earlier than the date of expiration of the primary term, provided that the term of this Agreement shall be subject to applicable provisions of Section 11 of the General Terms and Conditions.

     Trunkline shall have the right to terminate service hereunder in the following circumstances: (1) if 18 C.F.R., Part 284 of the Commission's Regulations in effect on the date stated above is stayed, modified or overturned by an appellate court or by the Commission in response to the order of an appellate court; (2) if Trunkline terminates self-implementing transportation under Section 311 of the NGPA or Section 7(c) of the Natural Gas Act on a general, non-discriminatory basis; or (3) pursuant to any effective provisions for termination of this Agreement by Trunkline as stated in Rate Schedule FT or the General Terms and Conditions.

                          ARTICLE 3 - RATES AND CHARGES

     For the services provided or contracted for hereunder, Shipper agrees to pay Trunkline the then-effective, applicable rates and charges under Trunkline's Rate Schedule FT filed with the Commission, as such rates and charges and Rate Schedule FT may hereafter be modified, supplemented, superseded, or replaced generally or as to the service hereunder. Trunkline reserves the right from time to time to unilaterally file and to make effective any such changes in the terms or rate levels under Rate Schedule FT and the applicability thereof, the General Terms and Conditions or any other provisions of Trunkline's Tariff, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder.

                         ARTICLE 4 - FUEL REIMBURSEMENT

     In addition to collection of the rates and charges provided for in Article 3, Trunkline shall retain, as Fuel Reimbursement, the percentage of the Quantities delivered to Shipper hereunder, as provided pursuant to Rate Schedule FT.

                    ARTICLE 5 - GENERAL TERMS AND CONDITIONS

     This Agreement and all terms for service hereunder are subject to the further provisions of Rate Schedule FT and the General Terms and Conditions of Trunkline's Tariff, as such may be modified, supplemented, superseded or replaced generally or as to the service hereunder. Trunkline reserves the right from time to time to unilaterally file and to make effective any such changes in the provisions of Rate Schedule FT and the General Terms and Conditions, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder. Such Rate Schedule and General Terms and Conditions, as may be changed from time to time, are by this reference incorporated in their entirety into this Agreement and made an integral part hereof.

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT


                 ARTICLE 6 - CANCELLATION OF PREVIOUS CONTRACTS

     This Agreement supersedes, cancels, and terminates, as of the date(s) stated below, the following Agreement(s) (if any) with respect to the Transportation of Natural Gas between Trunkline and Shipper:
     T-FTS-012317


                               ARTICLE 7 - NOTICES

     The Post Office addresses of both Trunkline and Shipper are as follows:

                                 TRUNKLINE

Payment:                                Trunkline Gas Company
                                        Attn:  Cash Management
                                        P. 0. Box 1311
                                        Houston, Texas  77251-1311

Nomination and Scheduling:              Trunkline Gas Company
                                        Attn:  Nominations and Allocations
                                        P. 0. Box 1642
                                        Houston, Texas  77251-1642

                                        BUSINESS DAY, OR SATURDAY AND
                                        SUNDAY 8 a.m. - 12 p.m. CT
                                        Phone:  (713) 627-5638
                                        FAX:    (713) 627-5636

                                        ALL OTHER HOURS
                                        Attn:  Gas Control Operations
                                        Phone:  (713) 627-5621

Pipeline Emergencies:                   Trunkline Gas Company
(Not to be used for any other purpose)  Attn:  Gas Control
                                        P. O. Box 1642
                                        Houston, Texas  77251-1642
                                        Phone:  (713) 627-5621
                                        Toll Free:  1-800-225-3913
                                        Texas only: 1-800-221-1084

All Other:                              Trunkline Gas Company
                                        Attn:  Marketing Operations
                                        P. O. Box 1642
                                        Houston, Texas  77251-1642
                                        Phone:  (713) 627-4707
                                        Fax:    (713) 627-4752

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT


                                     SHIPPER

Billing:                 THE PEOPLES GAS LIGHT AND COKE COMPANY
                         122 S. MICHIGAN AVE., ROOM 915
                         CHICAGO, IL  60603
                         Attn:  MR. ECKHARD BLAUMUELLER          312-431-7057

Nomination and           THE PEOPLES GAS LIGHT AND COKE COMPANY
Scheduling: (1)          122 S. MICHIGAN AVE., ROOM 915
                         CHICAGO, IL  60603
                         Attn:  MR. ANTHONY COMPTON              312-431-4157

All Other:               THE PEOPLES GAS LIGHT AND COKE COMPANY
                         122 S. MICHIGAN AVE., ROOM 915
                         CHICAGO, IL  60603
                         Attn:  MR. ECKHARD BLAUMUELLER          312-431-7057

        (1) Please provide street address in addition to mailing address.


        IN WITNESS WHEREOF, both Trunkline and Shipper have caused this Agreement to be executed in several counterparts by their respective officers or other persons duly authorized to do so.

THE PEOPLES GAS LIGHT AND COKE COMPANY

By:                      Thomas M. Patrick
                         -----------------
Title:                   Vice President
                         -----------------
EXECUTED                 /S/ Thomas M Patrick
                         --------------------

TRUNKLINE GAS COMPANY

By:                       /S/  G M RANA
                          -----------------
Title:                    VICE PRESIDENT
                          -----------------
EXECUTED                  12-1-93
                          -----------------

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT


                                    EXHIBIT A
                            Transportation Agreement
                                       For
                                  Firm Service
                             Under Rate Schedule FT
                           Primary Points of Delivery


Seq.                                                                  Meter
No.       Delivered To            Location        County    State     No.       MDDO
- ---       -------------           -----------     --------  --------  --------  ----

1         PEOPLES GAS (MANLO)      09 21N 07E     CHAMPA    IL        80601     60000



                          Description of Facilities

                                                                      Atmos.
Seq.     Existing/                                Operated and        Pres.
No.      Proposed                 Zone            Maintained by       (Psia)
- ---      --------                 ----            -------------       -------

1        EXISTING                 Z-2             TRUNKLINE GAS       14.40



                          Secondary Points of Delivery


Shipper shall have the secondary Points of Delivery as set forth in Section 2 of Trunkline's Rate Schedule FT.

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT



                                    EXHIBIT A

                            Transportation Agreement
                                       For
                                  Firm Service
                             Under Rate Schedule FT


                            Primary Points of Receipt

                                                                                MDRO
Seq.                                                                  Meter     (Net of Fuel
No.       Received From            Location        County   State     No.       Reimbursement)
- ---       -------------------      -------------- -------   -----     -----     --------------

1         AMERADA HESS ST 20       S TIM 175      OFFSHO    LA        82507     10000
2         VALERO BEE               T BMLS A2&3    BEE       TX        81729     30430
3         MOBIL (LA GLORIA )       I PENAA345     JIM WE    TX        81582     19570



                           Description of Facilities

                                                                      Atmos.
Seq.      Existing/                               Operated and        Pres.
No.       Proposed                 Zone           Maintained by       (Psia)
- ---       --------                 ----           -------------       ------

1         EXISTING                 FLD            TRUNKLINE GAS       14.70
2         EXISTING                 FLD            VALERO TRANSM       14.70
3         EXISTING                 FLD            TRUNKLINE GAS       14.70



                          Secondary Points of Receipt


Shipper shall have the secondary Points of Receipt as set forth in Section 2.2 of Trunkline's Rate Schedule FT.